UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2013

The Dolan Company

(Exact name of registrant as specified in its Charter)

Delaware	001-33603	43-2004527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 South Ninth Street, Suite 2300 Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 317-9420

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective June 28, 2013, Mark W.C. Stodder, Executive Vice President, Business Information, is leaving The Dolan Company (the “Company”). Mr. Stodder will be entitled to the post-termination compensation and benefits set forth in Sections 3.2(b) and 3.3 of the Employment Agreement dated April 1, 2007 (as amended on December 29, 2008 and August 1, 2009), by and between Mr. Stodder and the Company, in accordance with the terms and conditions set forth therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOLAN COMPANY

By:	/s/ Vicki J. Duncomb
Name: Vicki J. Duncomb
Its: Vice President and Chief Financial Officer

Dated: May 31, 2013